American Century Investments®
Quarterly Portfolio Holdings
Focused Global Growth Fund
February 28, 2021

Focused Global Growth - Schedule of Investments
FEBRUARY 28, 2021 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 99.5%
Brazil — 2.5%
B3 SA - Brasil Bolsa Balcao	1,910,800	18,551,556
China — 5.1%
Alibaba Group Holding Ltd., ADR(1)	75,580	17,969,901
Ping An Insurance Group Co. of China Ltd., H Shares	1,554,500	19,089,756
		37,059,657
France — 2.6%
Pernod Ricard SA	98,780	18,748,505
Hong Kong — 5.6%
AIA Group Ltd.	1,671,200	20,919,012
Hong Kong Exchanges & Clearing Ltd.	324,383	19,749,792
		40,668,804
Hungary — 1.4%
OTP Bank Nyrt(1)	224,353	10,206,324
India — 3.0%
HDFC Bank Ltd.(1)	1,069,160	22,279,203
Italy — 3.3%
Stellantis NV(1)	1,472,564	23,850,729
Japan — 2.9%
Shiseido Co. Ltd.	279,200	21,128,291
Switzerland — 5.5%
Lonza Group AG	31,150	19,625,535
Zurich Insurance Group AG(1)	50,730	20,685,628
		40,311,163
United Kingdom — 3.3%
London Stock Exchange Group plc	177,791	23,816,464
United States — 64.3%
Adobe, Inc.(1)	36,957	16,988,024
Alphabet, Inc., Class A(1)	8,810	17,813,027
Amazon.com, Inc.(1)	11,388	35,222,287
American Express Co.	180,040	24,352,210
AMETEK, Inc.	148,540	17,523,264
Aptiv plc(1)	142,910	21,413,634
Avantor, Inc.(1)	774,260	21,578,626
Booking Holdings, Inc.(1)	10,000	23,285,100
Charles Schwab Corp. (The)	402,318	24,831,067
Cheniere Energy, Inc.(1)	337,650	22,754,233
Danaher Corp.	74,955	16,465,365
Equinix, Inc.	24,886	16,134,589
Fidelity National Information Services, Inc.	116,507	16,077,966
HEICO Corp.	154,780	19,468,228
L3Harris Technologies, Inc.	98,620	17,939,964
Lowe's Cos., Inc.	108,850	17,388,788
Mastercard, Inc., Class A	53,630	18,976,976
NXP Semiconductors NV	116,790	21,320,015
Pioneer Natural Resources Co.	117,758	17,495,306
ServiceNow, Inc.(1)	36,840	19,652,666
Teleflex, Inc.	52,438	20,876,617
Texas Instruments, Inc.	129,100	22,240,057

Visa, Inc., Class A	95,512	20,285,794
		470,083,803
TOTAL COMMON STOCKS (Cost $487,636,781)		726,704,499
TEMPORARY CASH INVESTMENTS — 0.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.50% - 1.625%, 12/31/21 - 8/15/26, valued at $1,041,249), in a joint trading account at 0.01%, dated 2/26/21, due 3/1/21 (Delivery value $1,020,800)		1,020,799
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.375% , 8/15/50, valued at $3,460,652), at 0.01%, dated 2/26/21, due 3/1/21 (Delivery value $3,401,003)		3,401,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,170,380	1,170,380
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,592,179)		5,592,179
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $493,228,960)		732,296,678
OTHER ASSETS AND LIABILITIES — (0.2)%		(1,759,140)
TOTAL NET ASSETS — 100.0%		$730,537,538

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	27.9%
Consumer Discretionary	19.1%
Information Technology	18.5%
Health Care	10.8%
Industrials	7.6%
Energy	5.5%
Consumer Staples	5.5%
Communication Services	2.4%
Real Estate	2.2%
Cash and Equivalents*	0.5%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks
Brazil	—	18,551,556	—
China	17,969,901	19,089,756	—
France	—	18,748,505	—
Hong Kong	—	40,668,804	—
Hungary	—	10,206,324	—
India	—	22,279,203	—
Italy	—	23,850,729	—
Japan	—	21,128,291	—
Switzerland	—	40,311,163	—
United Kingdom	—	23,816,464	—
Other Countries	470,083,803	—	—
Temporary Cash Investments	1,170,380	4,421,799	—
	489,224,084	243,072,594	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.